SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant
                  Check the appropriate box:


     Preliminary Proxy Statement               Confidential, for use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
     Definitive additional materials
     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               FORWARD FUNDS, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):
    No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
(5) Total fee paid:

------------------------------------------------------------------------------
         Fee paid previously with preliminary materials:

------------------------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

-------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:  Schedule 14A; 811-8419

-------------------------------------------------------------------------------
(3)  Filing Party:  Forward Funds, Inc.
(4)   Date Filed: August 8, 2000



                               Forward Funds, Inc.
                              433 California Street
                                   Suite 1010
                         San Francisco, California 94104



                                 August 8, 2000



Dear Shareholder:

         I am writing to inform you of the upcoming special meeting of the shareholders of each of the four series which comprise Forward Funds, Inc. (the "Company"): the Garzarelli U.S. Equity Fund, the Hansberger International Growth Fund, the Hoover Small Cap Equity Fund and the Uniplan Real Estate Investment Fund. The meeting is being called in order to consider: the proposed election of one new Director and the re-election of four current Directors of the Company.

         Please review this proxy statement and sign and return the proxy card today. Please be sure to sign and return each proxy card regardless of how many you receive.

         The Board of Directors of the Company has unanimously approved this proposal and recommends a vote "FOR" each of the nominees for Director. If you have any questions regarding the issue to be voted on or need assistance in completing your proxy card, please contact us at (415) 982-2525.


                                 Sincerely,


                                 [Signature block]
                                  -----------------
                                  Ronald Pelosi
                                  President and Director of Forward Funds, Inc.

                               FORWARD FUNDS, INC.

                         The Garzarelli U.S. Equity Fund
                    The Hansberger International Growth Fund
                        The Hoover Small Cap Equity Fund
                     The Uniplan Real Estate Investment Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



         To the Shareholders of Forward Funds, Inc.:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Forward Funds, Inc. (the "Company"), will be held on August 23, 2000, at 9:00 A.M., (Pacific Time), at the offices of the Company at 433 California Street, Suite 1010, San Francisco, California 94104, for the purpose of considering and acting on the following matters:

         1.       To elect five Directors of the Company;

         2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         The close of business on July 3, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.

                                      By Order of the Directors of the Company
                                      Carl M. Katerndahl, Secretary






         August 8, 2000

-------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT


In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.


-------------------------------------------------------------------------------



                      Instructions for Signing Proxy Cards


         The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.


1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



         Registration                                           Valid Signature


         Corporate Accounts

         (1) ABC Corp .......................................John Doe, Treasurer
         (2) ABC Corp .............................................     John Doe
                  c/o John Doe, Treasurer
         (3) ABC Corp. Profit Sharing Plan ....................John Doe, Trustee

         Trust Accounts

         (1) ABC Trust .....................................Jane B. Doe, Trustee
         (2) Jane B. Doe, Trustee ..........................  .....  Jane B. Doe
                  u/t/d 12/28/78

         Custodian or Estate Accounts

         (1) John B. Smith, Cust ..................................John B. Smith
                  f/b/o John B. Smith, UGMA
         (2) John B. Smith ..............................John B. Smith, Executor

                               FORWARD FUNDS, INC.
                              433 CALIFORNIA STREET
                                   SUITE 1010
                         SAN FRANCISCO, CALIFORNIA 94104



                                 PROXY STATEMENT


                      FOR A SPECIAL MEETING OF SHAREHOLDERS


                                  INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Directors of Forward Funds, Inc., a Maryland Corporation (the "Company"), to be used in connection with a Special Meeting of Shareholders of the Company to be held on August 23, 2000. All persons who are shareholders of the Company as of July 3, 2000 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. The Company knows of no other business to be voted upon at the Meeting other than the Proposal set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. The mailing address of the principal executive offices of the Company is: 433 California Street, Suite 1010, San Francisco, California, 94104. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Company is August 8, 2000.

         Only shareholders of record of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. At any time before it has been voted, the enclosed proxy may be revoked by the signee by (i) a written revocation received by the secretary of the Company prior to the exercise of the proxy, (ii) properly executing a later-dated proxy or (iii) attending the meeting, requesting return of any previously delivered proxy and voting in person.

         The presence in person or by proxy of the holders of record of one-third or 33.3% of the outstanding shares of the Company shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies required to be voted against the proposal.

         A copy of the Company's annual report for the fiscal year ending December 31, 1999 may be obtained without charge by writing to PFPC, Inc., P.O. Box 5184, Westborough, Massachusetts 01581-5184, or by calling toll free 1-800-999-6809.


                                    PROPOSAL

                              ELECTION OF DIRECTORS

         It is the present intention that the enclosed proxy will be used for the purposes of voting in favor of the election of each of the following nominees as a Director to hold office until the next meeting of Shareholders at which Directors are elected and until his or her successor is elected and qualified. Other than Mr. O'Connor, each of the nominees presently is a Director of the Company. Each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

NAME, AGE AND POSITION           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
WITH THE COMPANY
Dewitt F. Bowman.........Principal, Pension Investment Consulting, February 1994
Age: 69                   - present; Chief Investment Officer, California Public
Director                  Employees Retirement System, February 1989 - January
(June 9, 2000 - present)  1994; He serves as a director of PREEF America REIT,
                          Inc., the Wilshire Target Funds Inc. and director and chairman of the Dresdner RCM Global Funds, Inc.; and as a trustee of Brendes Institutional International
                          Investment Trust, the Pacific Gas and Electric Nuclear
                          Decommissioning Trust,and the PCG Private Equity Fund.

Haig G. Mardikian.........Owner, Haig G. Mardikian Enterprises, a real estate
Age:  52                  investment business, 1977-present; General Partner, M
Director                  &Development, 1982-present; General Partner, George M.
(February 6, 1998 - present) Mardikian Enterprises, 1983-present; President and
                          Director,  Adivuvana-Invest, Inc., 1988-present.  Mr.
                          Mardikian has served as Managing Director of the United Broadcasting Company and Chairman and Director of SIFE Trust Fund.

Leo T. McCarthy...........President, The Daniel Group, an international trade
Age:  69                  consulting partnership (January 1995 - present);
Director                  Director, Parnassus Funds (1998 - present); Director,
(February 6, 1998 - present) Linear Technology Corporation(July 1994 - present);
                          Lieutenant  Governor of the State of California
                          (January 1983 - December 1994).

Donald E. O'Connor.......Vice President of Operations, Investment Company
Age:  63                 Institute ("ICI") (1975-1993); Chief Operating Officer,
Nominee                  ICI Mutual Insurance Company (1987-1997); Branch Chief
                         of Market Surveillance, Securities and Exchange
                         Commission (1964-1968). He currently serves as a Trustee of the Advisors Series Trust, another mutual fund. Mr. O'Connor is also a Trustee of The Parnassus
                         Income Trust and the Parnassus Fund.

Ronald Pelosi*...........Owner, Grayville & Co., LLC (December 1998 - present);
Age:  66                 President and Managing Director, Webster Investment
President, Director      Management Company LLC (August 1998 - present);
(February 6, 1998 - present)President,Sutton Place Management Co., Inc. (June
                         1997 - August 1998); Principal, Grayville Associates, a business consulting firm (June 1996 - present); Vice
                         President, Korn Ferry International,an executive search consulting firm (June 1994 - June 1996) and President,
                         Ironstone  Partners, business consultants (January 1993
                         - June 1994).

--------------------
* Mr. Pelosi, by virtue of his employment with Webster Investment Management Company, LLC, the Company's investment adviser, is considered an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

         Directors receiving a majority vote shall be elected.

         During the fiscal year ended December 31, 1999, the Directors held four regular meetings. All incumbent Directors of the Company attended all of the meetings. The Company has an Audit Committee and a Nominating Committee. The Committee members are Mr. Haig G. Mardikian and Mr. Leo T. McCarthy. The Audit Committee met once during the fiscal year ended December 31, 1999 and the Nominating Committee, which was established on April 29, 1999, did not meet in 1999. The Audit Committee was created to oversee accounting and financial reporting policies of the Company, oversee quality and objectivity of the Funds' financial statements and act as liaison between the Funds' independent auditors and the full Board. The Nominating Committee was created for the purpose of recommending qualified candidates to the Board in the event a position is vacated or created. The Nominating Committee will consider nominees recommended by security holders to fill vacancies of the Board in written communications delivered to the Company at its address.

         As of the Record Date, neither the foregoing Director nominees individually nor Directors and officers of the Company as a whole owned beneficially more than 1% of the outstanding Shares of the Company or of any series of the Company.

         The following table sets forth information regarding all compensation paid by the Company to its Directors who are nominees for re-election for their services as directors during the fiscal year ended December 31, 1999. The Company has no pension or retirement plans.


                               COMPENSATION TABLE

NAME AND POSITION           AGGREGATE COMPENSATION    TOTAL COMPENSATION
WITH THE COMPANY            FROM THE COMPANY          FROM THE FUND  COMPLEX*

------------------------------------------ ------------------------------
Haig G. Mardikian..................$7,500                        $7,500
Director
Leo T. McCarthy....................$7,500                        $7,500
Director
Ronald Pelosi**....................    $0                            $0
Director and President
--------------------

* The Fund Complex currently consists only of the four separate series in the Company.

** Mr. Pelosi is considered to be an "interested person" of the Company and therefore is not compensated for his service as Director.


                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Company:



NAME, AGE AND POSITION                             PRINCIPAL OCCUPATION
WITH THE COMPANY
Ronald Pelosi.........................Owner, Grayville & Co., LLC; President and
Age:  66                              Managing Director, Webster Investment
President, Director                   Management Company, LLC.
Carl Katerndahl.......................Owner, Grayville & Co., LLC; Executive
Age:  38                              Vice President and Managing Director,
Executive Vice President and Secretary Webster Investment Management Company,
John P. McGowan........................LLC., Senior Vice President, Webster
Age 36                                 Investment Management Company, LLC.
Treasurer
Brian O'Neil..........................Director, Accounting Services Unit, PFPC,
Age:  32                              Inc.
Assistant Treasurer

         The President, Treasurer and Secretary hold their respective offices until a successor is duly elected and qualified. None of the officers of the Company receive compensation from the Company.


         THE DIRECTORS OF THE COMPANY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES, AND ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

                    FURTHER INFORMATION REGARDING THE COMPANY

         The Company is a diversified, open-end management investment company incorporated in Maryland on October 3, 1997. The Company is a series type company with four investment portfolios. The address of the Company is 433 California Street, Suite 1010, San Francisco, California 94104. The Company's principal underwriter is Provident Distributors, Inc., 3200 Horizon Drive, King of Prussia, Pennsylvania 19406, and its administrator is PFPC, Inc., 4400 Computer Drive, Westborough, Massachusetts 01581. Webster Investment Management Company, LLC, 433 California Street, Suite 1010, San Francisco, California 94104, serves as investment adviser to each series of the company. Garzarelli Investment Management, LLC, 433 California Street, Suite 1010, San Francisco, California 94104, serves as the sub-adviser to the Garzarelli U.S. Equity Fund. Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Fort Lauderdale, Florida, serves as the sub-adviser to the Hansberger International Growth Fund. Hoover Investment Management, LLC, 650 California Street, 30th Floor, San Francisco, California 94108, serves as sub-adviser to the Hoover Small Cap Equity Fund. Uniplan, Inc., 839 N. Jefferson Street, Milwaukee, Wisconsin 53202, serves as the sub-adviser to the Uniplan Real Estate Investment Fund.

         The Directors have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the record date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Company were outstanding and entitled to vote at the Meeting:

FUND                                                               SHARES
                                                                   OUTSTANDING
-------------------------------------------------------------------------------
The Garzarelli U.S. Equity Fund....................................2,107,966.042
The Hansberger International Growth Fund...........................1,876,725.389
The Hoover Small Cap Equity Fund...................................5,128,751.380
The Uniplan Real Estate Investment Fund............................1,214,873.360

         Each whole Share of a fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain information as of June 30, 2000 for each of the series with respect to each person or group known by the Company to be the beneficial or record owner of more than 5% of any series' outstanding voting securities:

Garzarelli U.S. Equity Fund                                  Percentage of Fund

Sutton Place Associates LLC                                              98.7643
One Embarcedero Center, Suite 1050
San Francisco, California 94111


Hansberger International Growth Fund

Sutton Place Associates LLC                                              98.2928
One Embarcedero Center, Suite 1050
San Francisco, California 94111


Hoover Small Cap Equity Fund (Investor Class):

Charles Schwab & Company Inc.                                            47.1559
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California 94104-4122

Sutton Place Associates LLC                                              36.9438
One Embarcedero Center
Suite 1050
San Francisco, California 94111


MUIR & CO                                                                 9.5691
c/o Frost National Bank
P.O. Box 2479
San Antonio, Texas 78298-2379


Uniplan Real Estate Investment Fund

Sutton Place Associates LLC                                              99.0212
One Embarcedero Center, Suite 1050
San Francisco, California 94111


                             ADDITIONAL INFORMATION


         With respect to the actions to be taken by the shareholders of the Company on the matters described in this Proxy Statement, (i) one-third or 33.3% of the outstanding Shares present in person or by proxy at the Meeting shall constitute a quorum; provided that no action required by law or the Company's Articles of Incorporation or Bylaws to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. The Company will bear all costs associated with the solicitation of proxies from the Shareholders.

         The Company does not hold annual meetings or other regular meetings of shareholders. Any shareholder proposal intended to be presented at any future Meeting of shareholders must be received by the Company at its principal office a reasonable time before the Company's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Company's Proxy Statement and form or forms of Proxy relating to such meeting.


                                       By Order of the Directors of the Company



                                       CARL KATERNDAHL,
                                       Secretary
         August 8, 2000

                                      PROXY

                               FORWARD FUNDS, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 23, 2000

         The undersigned hereby appoints Carl M. Katerndahl and John McGowan or any one of them, his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the Garzarelli U.S. Equity Fund, the Hansberger International Growth Fund, the Hoover Small Cap Equity Fund and the Uniplan Real Estate Investment Fund (the "Funds") held by the undersigned at the Special Meeting of Shareholders of the Forward Funds, Inc. (the "Company") to be held at 9:00 A.M., Pacific Time, on August 23, 2000, at 433 California Street, Suite 1010, San Francisco, California 94104 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The Board of Directors recommends that you vote FOR each of the Nominees.

PROPOSAL..........Election of Directors:

          Dewitt F. Bowman                        Donald E. O'Connor
          Haig G. Mardikian                       Ronald Pelosi
          Leo T. McCarthy

        [  ]FOR ALL           [  ]AGAINST ALL               [  ]FOR ALL EXCEPT


             -----------------------------------------------------------------
              (Only use to withhold authority to vote on individual Nominees)


This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.


         Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                 Dated _____________________, 2000


                                 -------------------------------------
                                 Name of Shareholder(s) -- Please print or type

                                 -------------------------------------
                                 Signature(s) of Shareholder(s)

                                 -------------------------------------
                                 Signature(s) of Shareholder(s)


This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

         PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.